L Q CORPORATION, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
June 30, 2007
($ in thousands)

	June 30 , 2007 (unaudited)	December 31, 2006
ASSETS
Current assets:
Cash and cash equivalents	$ 1,428	$ 1,950
Accounts receivable, net of allowance for doubtful
accounts of $25 and $35, respectively	1,210	1,335
Inventories, net	703	703
Other current assets	60	125

Total current assets	3,401	4,113

Fixed assets, net	210	237
Goodwill	464	464
Proprietary Technologies, net	365	393
Customer Relationships, net	65	67
Security deposit	53	22

Total assets	$ 4,558	$ 5,296

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$ 1,096	$ 1,103
Accrued expenses and other current liabilities	280	388
Obligations under capital lease	19	27

Total current liabilities:	1,395	1,518

Long-term liabilities:
Obligations under capital lease	37	41
Commitments and Contingencies
Stockholders’ equity:
Common stock, $0.001 par value; 30,000,000 shares authorized;
3,214,408 shares issued and outstanding at	3	3
June 30, 2007 and December 31, 2006
Additional paid-in capital	146,006	146,006
Accumulated deficit	(142,792)	(142,181)
Accumulated other comprehensive loss	(91)	(91)

Total stockholders’ equity	3,126	3,737

Total liabilities and stockholders’ equity	$ 4,558	$ 5,296

See accompanying notes to unaudited financial statements.

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L Q CORPORATION, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts; unaudited)

	Six Months Ended June 30,
	2007	2006
Revenues	$ 3,145	$ 3,202
Cost of goods sold	1,803	1,771

Gross profit	1,342	1,431

Operating expenses:
Selling, general and administrative expenses	1,531	1,776
Technical and engineering expenses	498	587

Total operating expenses	2,029	2,363

Loss from operations	(687)	(932)
Other income (expense), net	53	62

Net loss	$ (634)	$ (870)

Net loss per share:
Basic and diluted	$(0.20)	$(0.27)

Weighted average shares	3,214	3,214

See accompanying notes to unaudited financial statements.

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L Q CORPORATION, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands; unaudited)

	Six Months Ended June 30,
CASH FLOWS FROM OPERATING ACTIVITIES:	2007	2006
Net loss	$ (634)	$ (870)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	82	12
Provision for doubtful accounts	(10)	43
Stock-based compensation	5	17
Change in cash attributable to changes in operating assets and liabilities:
Accounts receivable	135	(359)
Inventories	—	282
Other current assets	65	(21)
Accounts payable	(7)	587
Accrued expenses and other current liabilities	(90)	(276)

Net cash used in operating activities	(454)	(585)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of fixed assets	(25)	(180)
Payment of security deposit	(31)	(22)
Reimbursement from Checkpoint	—	28
Acquisition of ACPG	—	(2,581)

Net cash used in investing activities	(56)	(2,755)

NET CASH USED IN FINANCING ACTIVITIES:
Principal payments on capital lease	(12)	(5)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(522)	(3,345)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1,950	5,746

CASH AND CASH EQUIVALENTS, END OF PERIOD	$ 1,428	$ 2,401

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING
AND FINANCING ACTIVITIES:
Reduction in the estimated fair value of fixed assets acquired	$ —	$ (14)

Decrease in Goodwill due to the adjustment of the estimated fair value of fixed assets acquired	$ —	$ 14

Fixed assets acquired under capital lease obligation	$ —	$ 85

See accompanying notes to unaudited financial statements.

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L Q CORPORATION, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 1 - THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

THE COMPANY

OVERVIEW

L Q Corporation, Inc. (the “Company”) was incorporated in California as “Liquid Audio, Inc.” in January 1996 and reincorporated in Delaware in April 1999. In July 1999, the Company completed their initial public offering of common stock. The Company's name was formally changed to “L Q Corporation, Inc.” on January 7, 2004. The Company's principal executive offices were located at 888 Seventh Avenue, 17th Floor, New York, NY 10019 and the telephone number was (212) 974-5730.

Through January 2003, the Company provided an open platform that enabled the digital delivery of media over the Internet.

From January 2003 until December 30, 2005, the Company did not operate any business and were settling remaining claims and liabilities while reviewing alternatives for the use or disposition of the Company's remaining assets.

Checkpoint Acquisition

On January 6, 2006, the newly formed wholly-owned subsidiary of the Company, Sielox, LLC completed the acquisition from Checkpoint Systems, Inc. (“Checkpoint”) of substantially all of the net assets of Checkpoint’s Access Control Products Group (“ACPG”) division, effective as of the close of business on December 30, 2005.

The ACPG business, which operates as Sielox(TM) under the Company’s management, develops, designs and distributes open architecture access control software, programmable controllers (electronic circuit boards) and related accessories such as readers and ID cards, which can be configured to monitor, manage and control physical access to building perimeters and interior locations.

SES Resources, Ltd. Acquisition

On January 6, 2006, the Company’s newly formed majority owned subsidiary, SES Resources International, Inc. (“SES”), completed the acquisition of substantially all of the assets of SES Resources, Ltd., a start up consulting venture, effective as of December 30, 2005. The assets of SES Resources, Ltd. consisted primarily of various trademarks. It was determined that these trademarks had a fair value of zero. Consideration given in exchange for these assets was a 19.5% ownership interest in SES. The newly formed business unit specializes in delivering critical strategic security and business protection solutions based on best practices developed by accomplished retired law enforcement agents and in association with an advisory panel comprised of senior executive service level government risk assessment and law enforcement professionals (“Advisory Panel”). SES’s primary areas of specialization are expected to include: corporate investigations (e.g. know your customer, know your employee, know your vendor reviews ), due diligence reviews, forensic accounting, anti-money laundering investigatory services consistent with the requirements of the Patriot Act, anti-counterfeiting and intellectual property protection, corporate health and wellness consultancy, emergency preparedness and contingency planning; executive staffing solutions; and education and government training services.

The Advisory Panel will provide SES with strategic and operational advice, identify expert talent throughout the United States and internationally, and manage and staff client assignments. The Advisory Panel is in the process of being formed and currently includes Michael J. Thomas, a senior executive service level agent from the U.S. Internal Revenue Service, the former Chief of Police of Boca Raton, Florida and David Edelson MD, FACP, a medical doctor who is presently Assistant Clinical Professor at Albert Einstein College of Medicine. The Advisory Panel is chaired by one of the owners/founders of SES Resources Ltd. and vice chaired by one of the owners/founders of SES Resources Ltd. and by Sebastian Cassetta, the President and Chief Executive officer of the

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L Q CORPORATION, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 1 - THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (continued)

Company. Mr. Cassetta is the former Vice President and Director of Brinks, Inc. SES is in the process of adding additional members to the Advisory Panel from various law enforcement agencies.

RECENT DEVELOPMENTS

On January 5, 2007, the Company entered into an agreement and plan of merger (the “Merger Agreement”) with Dynabazaar, Inc., a Delaware corporation (“Dynabazaar”) and LQ Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Dynabazaar (“LMC”). On February 26, 2007, the Company entered into an amended and restated agreement and plan of merger (as amended, the “Amended and Restated Merger Agreement”) with Dynabazaar and LMC, which amended and restated the Merger Agreement. The Amended and Restated Merger Agreement provides that, upon the terms and subject to the conditions set forth in such agreement, LMC will merge with and into the Company with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Dynabazaar.

Effective July 31, 2007, pursuant to the Amended and Restated Merger Agreement, LMC was merged with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Dynabazaar (the "Merger"). Immediately following the Merger, Dynabazaar's name was changed from "Dynabazaar, Inc." to "Sielox, Inc."

Under the terms of the Amended and Restated Merger Agreement, our stockholders received 3.68 shares of Dynabazaar common stock for each share of our common stock they hold. Upon completion of the merger, the Company's stockholders owned approximately 34% of the combined company and Dynabazaar stockholders owned approximately 66% of the combined company on a fully-diluted basis. The combined company’s shares continue to trade on the Over-The-Counter Bulletin Board under the trading symbol SLXN.

LIQUIDITY ($ IN THOUSANDS)

The Company has incurred losses and negative cash flows from operations every year since inception. For the six months ended June 30, 2007, the Company incurred a net loss of $634 and negative cash flows from operations of $454. As of June 30, 2007, the Company had an accumulated deficit of approximately $143,000. The Company feels its existing cash and cash equivalents are sufficient to fund the Company’s current operations and satisfy its other obligations for at least the next twelve months. The Company believes these other obligations will primarily relate to costs associated with the satisfaction of any potential legal judgments or settlements, investments in software development and engineering related to the operations of Sielox, LLC and other expenses related to the operations of SES. Such operational related expenses are expected to require the use of the Company’s liquidity.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying condensed consolidated financial statements of the Company for the six months ended June 30, 2007 (unaudited) and June 30, 2006 (unaudited) have been prepared on a basis consistent with our audited consolidated financial statements for the year ended December 31, 2006. The condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Consequently, these statements do not include all disclosures normally required by generally accepted accounting principles for annual financial statements. These condensed consolidated interim financial statements should be read in conjunction with our audited consolidated financial statements for the year ended December 31, 2006, which are contained in our

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L Q CORPORATION, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 1 - THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (continued)

Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on April 2, 2007 and the amended 10-K that was filed on April 30, 2007. The condensed consolidated interim financial statements, in the opinion of management, reflect all adjustments (including all normal recurring accruals) necessary to present fairly the Company’s financial position, results of operations and cash flows for the interim periods ended June 30, 2007 and 2006. The results of operations for the interim periods are not necessarily indicative of the results of operations to be expected for the fiscal year.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of the Company and its wholly-owned and majority-owned subsidiaries Sielox, LLC and SES, respectively. Significant intercompany transactions and balances have been eliminated.

CASH AND CASH EQUIVALENTS ($ IN THOUSANDS)

The Company considers all highly-liquid debt instruments with original maturities of three months or less to be cash equivalents, including highly rated money market funds with daily liquidity. At June 30, 2007, and throughout the six month period, balances of cash at financial institutions exceeded the federally insured limit. The Company has not experienced any losses in such accounts and believes it is not subject to any significant credit risk on cash and cash equivalents. The following schedule summarizes the estimated fair value of the Company’s cash and cash equivalents:

	June 30, 2007 (unaudited)	December 31, 2006
Cash and cash equivalents:
Cash	$ 35	$ 46
Money market funds	1,393	1,904

	$1,428	$1,950

CONCENTRATION OF CREDIT RISK

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents, short term investments and accounts receivable. Substantially all of the Company’s cash and cash equivalents are invested in a highly liquid money market fund.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company’s financial instruments, including cash and cash equivalents, accounts receivable and accrued expenses payable are carried at cost. The Company’s financial instruments approximate fair value due to their relatively short maturities. The Company does not hold or issue financial instruments for trading purposes.

INCOME TAXES

Effective January 1, 2007, the Company adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109” (“FIN 48”). There were no unrecognized tax benefits as of January 1, 2007 and as of June 30, 2007. FIN 48 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at January 1, 2007. There was no change to this balance at June 30, 2007. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position. The adoption of the provisions of FIN 48 did not have a material impact on the Company’s financial position, results of operations and cash flows.

6

L Q CORPORATION, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 1 - THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (continued)

STOCK-BASED COMPENSATION ($ IN THOUSANDS)

On January 1, 2006, the Company adopted Statement of Financial Accounting Standards (“SFAS”) No. 123(R), “Accounting for Stock-Based Compensation (Revised).” This statement requires companies to record compensation expense for share-based awards issued to employees and directors in exchange for services provided. The amount of compensation expense is based on the estimated fair value of the awards on their grant dates and is recognized, on a straight line basis, over the applicable vesting period. In addition, SFAS No. 123(R) requires forfeitures of share-based awards to be estimated at the time of grant and revised, if necessary, in subsequent periods if those estimates change based on the actual amount of forfeitures. In the pro-forma information required under SFAS No. 123 for periods prior to January 1, 2006, the Company accounted for forfeitures as they occurred.

The fair value of stock options is determined using an option-pricing model that takes into account the stock price at the grant date, the exercise price, the expected life of the option, the volatility of the underlying stock and the expected dividends on it, and the risk free interest rate over the expected life of the option.

In the six months ended June 30, 2007 and 2006, the Company recognized compensation expense of $5 and $12, respectively, in the Company’s condensed consolidated financial statements, all of which was for stock options. This amount includes compensation expense for stock options which were granted prior to January 1, 2006 but were not yet vested as of that date. Such compensation expense was estimated in accordance with the provisions of SFAS No. 123(R). The compensation expense also includes the expense recognized for stock options granted subsequent to January 1, 2006. Such compensation expense was estimated based on the grant date fair value in accordance with provisions of SFAS No. 123(R). Compensation expense increased by $1 and $8 during the six months ended June 30, 2007 and 2006, respectively, as a result of implementing SFAS No. 123(R).

On January 6, 2006, in conjunction with the completion of the purchase of the ACPG division of Checkpoint and SES Resources, Ltd., the Company awarded 123,000 stock option grants. These options were granted to employees of Sielox and SES, together with members of the Advisory panel and executive officers. Due to the resignation of former CEO William Fox, 40,000 of those options were forfeited. In addition, approximately 66,000 previously outstanding options were forfeited as a result of Mr. Fox’s resignation. Due to the resignation of former director and Chairman of the Board James A. Mitarotonda, approximately 160,000 previously outstanding options were forfeited.

NOTE 2 - BALANCE SHEET COMPONENTS:

INVENTORIES, NET

The components of inventories are as follows ($ in thousands):

	June 30, 2007 (unaudited)	December 31, 2006
Finished goods	$529	$541
Raw materials	174	162

	$703	$703

ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

The components of accrued expenses and other current liabilities are as follows ($ in thousands):

Accrued Expenses and Other Current Liabilities	June 30, 2007 (unaudited)	December 31, 2006
Consulting and professional services	$230	$182
Royalties	21	29
Commissions	52	78
Warranty reserve	—	10
Other	—	89

	$303	$388

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L Q CORPORATION, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 3 - GOODWILL AND INTANGIBLE ASSETS, NET ($ IN THOUSANDS):

The intangible assets acquired as a result of the ACPG acquisition have been adjusted in the prior year as a result of the completion of an independent appraisal, adjustments to the estimated fair values of the assets acquired and post closing adjustments to the purchase price. The components of intangible assets acquired as a result of the ACPG acquisition are as follows:

	June 30, 2007 (unaudited)		December 31, 2006
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Amortized intangible assets
Proprietary Technology	$449	$ 84	$449	$56
Existing Customer Relationships	72	7	72	5

Total	521	$ 91	521	$61

Unamortized intangible assets
Goodwill	464		464

Total	$985		$985

Amortization expense for the six months ended June 30, 2007 was $30. Estimated amortization expense applicable to amortizable intangible assets for each of the next 5 years is $61.

All intangible assets of the Company are attributable to the Sielox, LLC reporting segment and the weighted average amortization for the Company’s intangible assets is 9 years. The estimated useful life for Proprietary Technology and Existing Relationships is 8 and 15 years, respectively.

NOTE 4 - NET LOSS PER SHARE:

Basic and diluted net loss per share is computed by dividing the net loss for the period by the weighted average number of common shares outstanding during the period. The calculation of diluted net loss per share excludes potential common shares if the effect is anti-dilutive. Potential common shares consist of unvested restricted common stock and incremental common shares issuable upon the exercise of stock options. The Company had a total of 184,000 and 468,000 of such options outstanding at June 30, 2007 and 2006, respectively.

NOTE 5 - SEGMENT REPORTING ($ IN THOUSANDS):

Effective January 1, 1998, the Company adopted the provisions of SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information.” SFAS No. 131 establishes standards for the method in which companies report information about operating segments in financial statements. SFAS No. 131 focuses on the internal organization that is used by management for making operating decisions and assessing performance as the source of the Company’s reportable segments. SFAS No. 131 also requires disclosures about products and services, geographic areas and major customers. The Company has determined that it operated in two operating segments at June 30, 2007 and 2006, respectively. The following information related to revenues, net losses and total assets are the only measures used by chief operating decision makers of the Company to evaluate segment performance. Substantially all of the Company’s assets and revenues are located in, and derived from, the United States.

The following table represents total net revenues of each of the Company’s reporting segments for the six months ended June 30, 2007 and 2006:

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L Q CORPORATION, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 5 - SEGMENT REPORTING ($ IN THOUSANDS): (continued)

	Six Months ended June 30, (unaudited)
	2007	2006
Sielox, LLC	$ 3,130	$ 3,196
SES International Resources, Inc.	15	6

Total	$ 3,145	$ 3,202

The following table represents the total loss of each of the Company’s reporting segments for the six months ended June 30, 2007 and 2006:

	Six Months ended June 30, (unaudited)
	2007	2006
Sielox, LLC	$ (148)	$ (351)
SES International Resources, Inc.	(62)	(109)
General Corporate	(424)	(410)

Total	$ (634)	$ (870)

The following table represents the total assets of each of the Company’s reporting segments at June 30, 2007 and December 31, 2006, respectively:

	June 30, 2007 (unaudited)	December 31, 2006

Sielox, LLC	$ 3,113	$ 3,295
SES International Resources, Inc.	4	5
General Corporate	1,441	1,996

Total	$ 4,558	$ 5,296

NOTE 6 - MAJOR SUPPLIERS:

For the six months ended June 30, 2007, the Company had two major suppliers that accounted for approximately 37% of total purchases. These two major suppliers were owed approximately 61% of total payables at the end of the quarter.

NOTE 7 - COMMITMENTS AND CONTINGENCIES:

Legal proceedings

The Company is a defendant in certain purported class action lawsuits filed by individual shareholders in the U.S. District Court for the Southern District of New York against certain of the Company’s former officers and directors, and various of the underwriters in the Company’s initial public offering (“IPO”) and secondary offering. The lawsuits have been filed by individual shareholders who purport to seek class action status on behalf of all other similarly situated persons who purchased the Company’s common stock between July 8, 1999 and December 6, 2000. A consolidated amended class action complaint was filed on April 19, 2002. The complaint alleges that certain underwriters of the IPO solicited and received excessive and undisclosed fees and commissions in connection with that offering. The complaint further alleges that the defendants violated the federal securities laws by issuing a registration statement and prospectus in connection with the IPO which failed to accurately disclose the amount and nature of the commissions and fees paid to the underwriter defendants. On or about October 8, 2002, the Court entered an Order dismissing the claims asserted against certain individual defendants in the consolidated actions without any payment from these individuals or the Company. On or about February 19, 2003, the Court entered an Order dismissing with prejudice the claims asserted against the Company under Section 10(b) of the Securities Exchange Act of 1934, as amended. As a result, the only claims that remain against the Company are those arising under Section 11 of the Securities Act of 1933, as amended. In June 2004, a stipulation of settlement between the plaintiffs and issuer defendants was

9

L Q CORPORATION, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 7 - COMMITMENTS AND CONTINGENCIES: (continued)

submitted to the Court ( the “Settlement” ). In August 2005, the Court granted preliminary approval of the Settlement. In December 2006 the Court of Appeals for the Second Circuit overturned the certification of classes in the six test cases that were selected by the underwriter defendants and plaintiffs in the coordinated proceedings. Because class certification was a condition of the Settlement, it was unlikely that the Settlement would receive final Court approval. On June 25, 2007,the Court entered an order terminating the Settlement based upon a stipulation among the parties to the Settlement. Plaintiffs have indicated that they will seek to amend their allegations and file amended complaints. It is uncertain whether there will be any revised or future settlement. If no settlement is achieved, the Company believes that it has meritorious defenses and intends to defend the action vigorously.

The expense of defending this litigation may be significant. The amount of time to resolve these lawsuits is unpredictable and defending the Company may divert management’s attention from the day-to-day operations of the Company's business, which could adversely affect the Company's business, results of operations and cash flows. In addition, an unfavorable outcome in such litigation could have a material adverse affect on the Company's business, results of operations and cash flows.

Contingencies

On January 6, 2006, the Company’s wholly-owned subsidiary, Sielox, acquired Checkpoint’s ACPG division. The acquisition had an effective date of December 30, 2005. The total cash consideration given to Checkpoint for the transaction was approximately $2.6 million, of which approximately $2.5 million was paid directly to Checkpoint and $100,000 was paid to an escrow agent on January 6, 2006.

This cash is held by the escrow agent and will be delivered by the agent to Checkpoint after a period of 18 months subsequent to the acquisition date assuming no claims for indemnification are made against Checkpoint. As of June 30, 2007, the cash is still held in escrow.

Commitment

The Company is committed to make purchases of approximately $1,398,000 from a vendor within an 18 month period starting July 1, 2007 and ending December 31, 2008. The commitment was entered into in order to obtain more favorable pricing for the Company’s inventory.

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